CONFIDENTIAL

Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

AMENDMENT No. 1

to

LICENCE AGREEMENT

dated

07 November 2022

between

LONZA SALES AG

and

CONTEXT THERAPEUTICS INC.

CONFIDENTIAL

THIS AMENDMENT No. 1 is made the 3rd day of November 2025
(the “Amendment No. 1 Effective Date”)

BETWEEN
LONZA SALES AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland (hereinafter referred to as "Lonza"), and

CONTEXT THERAPEUTICS INC., incorporated and registered in USA whose registered office is at 2001 Market Street, Suite 3915, Unit 15, Philadelphia, PA 19103 USA
(hereinafter referred to as "Licensee")

Licensee and Lonza shall hereinafter jointly be referred to as the “Parties” and individually as the “Party”.

WHEREAS

A.Lonza and Licensee entered into a Licence Agreement dated 07 November 2022 (“the Agreement”), pursuant to which Lonza granted a licence under certain Intellectual Property Rights to Licensee, to allow Licensee to use the System and CDACF System to commercially exploit the Product (such terms as defined therein).

B.The Parties now wish to amend the terms of the Agreement as set forth in this Amendment No. 1.

NOW THEREFORE in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration the receipt of which is hereby acknowledged, it is hereby agreed by the Parties to amend the Agreement, with effect from and including the Amendment No. 1 Effective Date, as follows:

1.The words and phrases defined in the Agreement shall have the same meanings when used in this Amendment No. 1, unless amended as set out herein.

2.Clause 4.3 of the Agreement is hereby amended and restated to read in its entirety:

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“4.3    Lonza hereby grants to Licensee on the Effective Date:

4.3.1    a non-exclusive licence under the System, CDACF System, and the Patent Rights (Lonza) (with the right to sublicence, subject to Clause 4.4 below); and

4.3.2     a non-exclusive sublicence under the Patent Rights (Third Party) (with the right to sublicense, subject to Clause 4.4 below),

In each case 4.3.1 and 4.3.2 to use, develop and manufacture Product (“Manufacturing Activities”) at Licensee’s premises located at 2001 Market Street, Suite 3915, Unit 15, Philadelphia, PA 19103 USA, or such other premises approved in writing by Lonza under the terms of this Agreement, such approval not to be unreasonably withheld, conditioned or delayed. The Parties acknowledge that “Manufacturing Activities” as defined in this Clause 4.3 includes all steps of the manufacturing process including, without limitation, fill/finish and packaging (subject always to Clause 5.1A below). It is agreed between the Parties that Lonza shall be considered to be reasonably withholding its consent if it holds good faith commercial concerns as to protection of its Intellectual Property Rights and confidentiality should Manufacturing Activities be carried out at Licensee’s proposed premises.”

3.Clause 4.4.4 of the Agreement is hereby amended and restated to read in its entirety:

“4.4.4     Notwithstanding Clause 4.4.3, Lonza hereby grants its consent to the grant of a Manufacturing Sublicence by Licensee to:
(a)[***], provided that: (i) such consent shall extend only to the location of the [***]; and (ii) in the event that [***] intends to carry out Manufacturing Activities in any other location such location shall be subject to the prior written consent of Lonza in accordance with Clause 4.4.3; and/or

(b)[***], provided that: (i) such consent shall extend only to the location of [***] and in respect of the approved materials as set out in [***] (save as otherwise agreed in writing and as [***] may from time to time be updated

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and amended at the request of either Party); (ii) royalties shall be payable to Lonza under Clause 5 based on the relationship of such [***] with Licensee and the Manufacturing Activities being provided in accordance with Clause 5.1A; and (iii) Lonza may give notice in writing to withdraw its consent to the appointment of [***] prior to the actual grant of any such Manufacturing Sublicence by Licensee, where it holds commercial concerns regarding confidentiality and/or the protection of its Intellectual Property Rights in relation to such entity; and”

4.A new Clause 5.1A shall be inserted into the Agreement as follows, immediately after Clause 5.1:

“5.1A    For clarity: (i) the determination of which royalty rate under this Clause 5 applies to the Net Sales of Product shall be determined based on the applicable entity that manufactures the antibody (drug substance) contained in such Product, and shall not be determined based on the entity that manufactures any other component of the Product or that formulates, fills, finishes or packages the Product; and (ii) “Net Sales of Product” under this Clause 5 refers solely to Net Sales of the particular Product that is subject to the applicable sub-clause (such that, for example, a royalty of [***] percent ([***]%) shall apply in respect of Net Sales of any Product manufactured by Lonza, and a royalty of [***] percent ([***]%) shall apply in respect of Net Sales of any Product manufactured by [***], subject to the adjustments in Clause 5.2).”

5.Appendix 1 of the Agreement is hereby deleted in its entirety and replaced with the amended Appendix 1 annexed hereto.
6.Appendix 5 of the Agreement is hereby deleted in its entirety and replaced with the amended Appendix 5 annexed hereto.

7.A new Appendix 8 shall be inserted into the Agreement in the form annexed hereto.

8.Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

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WITNESS WHEREOF the Parties have caused this Amendment No. 1 to be executed by their respective representatives thereunto duly authorised as of the day and year first before written.

SIGNED BY:
For and on behalf of
LONZA SALES AG    /s/ Albert Pereda
            Associate General Counsel

SIGNED BY:
For and on behalf of
LONZA SALES AG    /s/ Kellie Crawford
            Global Head Business Development

SIGNED BY:
For and on behalf of
CONTEXT THERAPEUTICS INC.    /s/ Martin Lehr
            CEO

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APPENDIX 1A

PATENT RIGHTS (LONZA)

[***]

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APPENDIX 1B

PATENT RIGHTS (THIRD PARTY)

[***]

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APPENDIX 5
VECTORS

[***]

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APPENDIX 8

[***]